Exhibit 3.31

FILED - Arkansans Secretary of State #100207971 01/14/2002 00:

CERTIFIED COPY ARTICLES OF ORGANIZATION OF CHILDRENS MEDICAL TRANSPORTATION SERVICES, LLC	FILED Illegible DIVISION NO. 207971 02 JAN 14 PH 1:08 Illegible BY Illegible

The undersigned as organizer hereby adopts the following Articles of Organization and forms this limited liability company in accordance with the Small Business Entity Tax Pass Through Act, Act 1003 of 1993.

1. Name. The name of the limited liability company shall be Childrens Medical Transportation Services, LLC.

2. Registered Office and Agent. The agent for service of process shall be G. S. Brant Perkins. The address of the agent and the registered office of the limited liability company is 624 South Main Street - Suite 101, Jonesboro, Arkansas 72401.

3. Management. The affairs of the limited liability company shall be managed by the Members.

IN WITNESS WHEREOF, the undersigned has executed these Articles of Organization this 10th day of January, 2002.

/s/ G. S. Brant Perkins
G. S. Brant Perkins, Organizer

CERTIFIED COPY

FILED - Arkansans Secretary of State #100207971 01/31/2002 00:

CERTIFIED COPY CHANGE OF REGISTERED AGENT AND ADDRESS OF REGISTERED OFFICE OF CHILDRENS MEDICAL TRANSPORTATION SERVICES, LLC	Illegible NO. CP- 207971 02 JAN 31 Illegible 11:21 Illegible

Come the members of Childrens Medical Transportation Services, LLC, who have executed this Change of Registered Agent and Address of Registered Office and state as follows:

1. The name of the limited liability company is Childrens Medical Transportation Services, LLC.

2. That the current registered agent of the limited liability company is G. S. Brant Perkins and the current address of the registered agent is 624 South Main Street - Suite 101, Jonesboro, Arkansas 72401.

3. The current registered agent is to be changed to Michael Prince.

4. The address of the registered agent and registered office is to be changed to 800 South Church Street, Jonesboro, Arkansas 72401.

5. That the Successor Registered Agent, Michael Prince, hereby accepts appointment as Registered Agent for Childrens Medical Transportation Services, LLC.

In witness whereof, the undersigned have executed this Change of Registered Agent and Address of Registered Office on this 23rd day of January, 2002.

/s/ G. S. Brant Perkins
G. S. Brant Perkins, Member and Registered Agent

/s/ Michael Prince
Michael Prince, Successor Registered Agent

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Arkansas Secretary of State - Document No.: 6044100002 - Date Filed: 08-09-2006 10:41 AM - Total Pages: 1

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[SEAL]	Arkansas Secretary of State
	Charlie Daniels	State Capitol • Little Rock, Arkansas 72201-1094
501-682-3409 • www.sosweb.state.ar.us

NOTICE OF CHANGE OF REGISTERED OFFICE

OR REGISTERED AGENT, OR BOTH

MARK ENTITY TYPE

☐ Corporation-Profit	☐ General Partnership	☐ Limited Liability Limited Partnership
☐ Corporation-Non Profit	☐ Limited Partnership
☒ Limited Liability Company	☐ Limited Liability Partnership

Pursuant to the Laws of the State of Arkansas, the undersigned submits the following statement for the purpose of changing its registered office or its registered agent, or both in the State of Arkansas. If this statement reflects a change of registered office, this form must be accompanied by notice of such change to any and all applicable entities.

1.	Name of corporation: CHILDREN’S MEDICAL TRANSPORTATION SERVICES, LLC

2.	Is the entity: ☒	Domestic or ☐	Foreign	Name of Tax Contact:	J. Mack Nunn
1705 Capital of Texas Hwy South, Ste 400 Austin, TX 78746

3.	Street address of registered office changing from:	800 South Church Street
Street Address

Jonesboro, AR 72401
City, State, Zip

4.	Street address to which registered office changing:	425 W. Capitol Ave., Suite 1700
Street Address

Little Rock, AR 72201
City, State, Zip
(The address of the registered office and the business address of the registered agent must be identical.)

5.	Name of registered agent changing from: Michael Prince To: The Corporation Company

I, THE CORPORATION COMPANY hereby consent to serve as registered agent for this entity.

/s/ John J. Linnihan, Asst Sec
Successor Agent

A letter of consent from successor agent may be substituted in lieu of this signature.

A copy bearing the file marks of the Secretary of State shall be returned.

If this entity is a corporation governed by Act 576 of 1965 such change must be filed with the County Clerk of the County in which its registered office is located, unless the registered office is located in Pulaski County, in which event no filing with the County Clerk is required.

I understand that knowingly signing a false document with the intent to file with the Arkansas Secretary of State is a Class C misdemeanor and is punishable by a fine up to $100.00 and/or imprisonment up to 30 days.

/s/ J. Mack Nunn, Secretary
Signature and Title of Authorized Officer

Dated: 7/29/06

Fee For Corporation or Limited Liability Company - $25.00 Fee For General Partnership, Limited Partnership, Limited Liability Partnership or Limited Liability Limited Partnership • $15.00	DO-3/DN-04/F-06/ “ALL” Rev. 4/08

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[SEAL]	Arkansas Secretary of State
	Charlie Daniels	State Capitol • Little Rock, Arkansas 72201-1094 501-682-3409 • www.sos.arkansas.gov

INSTRUCTIONS: File with the Secretary of State’s Office, Business Services Division, State Capitol, Little Rock, Arkansas 72201 -1094. A copy will be returned to the entity and must be filed with the County Clerk in the county in which the entity’s registered office is located (unless registered office is in Pulaski County).

APPLICATION FOR FICTITIOUS NAME

Select entity type:	☐ For-Profit Corporation ($25.00 fee)	☐ Nonprofit Corporation
	☐ General Partnership	☐ Limited Partnership ($15.00 fee)
	☒ LLC ($25.00 fee)	☐ LLP ($15.00 fee)
☐ LLLP ($15.00 fee)

Pursuant to the provisions of Arkansas law, the undersigned entity hereby applies for the use of a fictitious name and submits herewith the following statement:

1.	The fictitious name under which the business is being, or will be, conducted by this entity is:

ASCENT

2.	The character of the business being, or to be, conducted under such fictitious name is:

Medical, behavioral, nutritional, physical, occupational, and audiology services for children.

3.	a) The entity name of the applicant and its date of qualification in Arkansas:

Children’s Medical Transportation Services, LLC

b) The entity is ☒ domestic            ☐ foreign (state of domestic registration)

c) The location (city and street address) of the registered office of the applicant entity in Arkansas is:

425 W. Capitol Ave., Suite 1700, Little Rock, Arkansas 72201

Street	City	State	ZIP Code

I understand that knowingly signing a false document with the intent to file with the Arkansas Secretary of State is a Class C misdemeanor and is punishable by a fine up to $100.00 and/or imprisonment up to 30 days.

Authorizing Officer	J. MACK NUNN
(Type or Print)

Authorized Signature:	J. MACK NUNN	Title: Secretary
(Chairman, Partner or other authorized person)

Address:	1701 Capitol of Texas Highway South, Ste 400, Austin, TX 78746

Fee: see top of page	DN-1B/F-1 8/Rev. 4/06

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[SEAL]	Arkansas Secretary of State
	Charlie Daniels	State Capitol • Little Rock, Arkansas 72201-1094 501-682-3409 • www.sos.arkansas.gov

INSTRUCTIONS: File with the Secretary of State’s Office, Business Services Division, State Capitol, Little Rock, Arkansas 72201-1094. A copy will be returned to the entity and must be filed with the County Clerk in the county in which the entity’s registered office is located (unless registered office is in Pulaski County).

APPLICATION FOR FICTITIOUS NAME

Select entity type:	☐ For-Profit Corporation ($25.00 fee)	☐ Nonprofit Corporation
	☐ General Partnership	☐ Limited Partnership ($15.00 fee)
	☒ LLC ($25.00 fee)	☐ LLP ($15.00 fee)
☐ LLLP ($15.00 fee)

Pursuant to the provisions of Arkansas law, the undersigned entity hereby applies for the use of a fictitious name and submits herewith the following statement:

1.	The fictitious name under which the business is being, or will be, conducted by this entity is:

ASCENT CHILDREN’S HEALTH SERVICES

2.	The character of the business being, or to be, conducted under such fictitious name is:

Medical, behavioral, nutritional, physical, occupational, and audiology services for children.

3.	a) The entity name of the applicant and its date of qualification in Arkansas:

Children’s Medical Transportation Services, LLC

b) The entity is ☒ domestic            ☐ foreign (state of domestic registration)

c) The location (city and street address) of the registered office of the applicant entity in Arkansas is:

425 W. Capitol Ave., Suite 1700, Little Rock, Arkansas 72201

Street	City	State	ZIP Code

I understand that knowingly signing a false document with the intent to fie with the Arkansas Secretary of State is a Class C misdemeanor and is punishable by a fine up to $100.00 and/or imprisonment up to 30 days.

Authorizing Officer	J. MACK NUNN
(Type or Print)

Authorized Signature:	J. MACK NUNN	Title: Secretary
(Chairman, Partner or other authorized person)

Address:	1701 Capitol of Texas Highway South, Ste 400, Austin, TX 78746

Fee: see top of page	DN-18/F-1 8/Rev. 4/06

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FILED - Arkansas Secretary of State #800087374 01/09/2008 13:58

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[SEAL]	Arkansas Secretary of State
	Charlie Daniels	State Capitol • Little Rock, Arkansas 72201-1094 501-682-3409 • www.sos.arkansas.gov
Business & Commercial Services, 250 Victory Building, 1401 W. Capitol, Little Rock

NOTICE OF CHANGE OF COMMERCIAL REGISTERED AGENT INFORMATION

(PLEASE TYPE OR PRINT CLEARLY IN INK)

1.	a. Current Name of Commercial Registered Agent: The Corporation Company

b. New name of Commercial Registered Agent: The Corporation Company

2.	a. Current address on file: 425 West Capitol Avenue

Street Address

          Suite 1700        Little Rock,        AR 72201

          Street Address Line 2        City, State Zip

b. New address: 124 West Capitol Avenue

Street Address

          Suite 1400        Little Rock, AR        72201-3736

          Street Address Line 2        City, State Zip

3.	a. Jurisdiction / type of organization: Business Corporation

b. New jurisdiction / new type of organization:

4.	Attach a listing of ALL entities effected by the above change(s).

A commercial registered agent shall promptly furnish each entity it represents with notice of the filing of a statement of change.

I understand that knowingly signing a false document with the intent to file with the Arkansas Secretary of State is a Class C misdemeanor and is punishable by a fine up to $100.00 and/or imprisonment up to 30 days.

Executed this 27th day of December, 2007.

/s/ Marie Hauer, Asst. Secy.	Marie Hauer
Signature and Title of Authorized Individual	Printed Name of Authorized Individual

NO FEE	CRA-CF Rev. 08/07

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FILED - Arkansas Secretary of State #100207971 01/09/2008 14:30

CERTIFIED COPY

[SEAL]	Arkansas Secretary of State
	Charlie Daniels	State Capitol • Little Rock, Arkansas 72201-1094 501-682-3409 • www.sos.arkansas.gov
Business & Commercial Services, 250 Victory Building, 1401 W. Capitol, Little Rock

NOTICE OF CHANGE OF COMMERCIAL REGISTERED AGENT INFORMATION

(PLEASE TYPE OR PRINT CLEARLY IN INK)

1.	a. Current Name of Commercial Registered Agent: THE CORPORATION COMPANY

b. New name of Commercial Registered Agent: THE CORPORATION COMPANY

2.	a. Current address on file: 124 West Capitol Avenue

Street Address

          Suite 1400        Little Rock,        AR 72201-3736

          Street Address Line 2        City, State Zip

b. New address: 124 West Capitol Avenue

Street Address

          Suite 1900        Little Rock, AR        72201

          Street Address Line 2        City, State Zip

3.	a. Jurisdiction / type of organization: BUSINESS CORPORATION

b. New jurisdiction / new type of organization:

4.	Attach a listing of ALL entities effected by the above change(s).

A commercial registered agent shall promptly furnish each entity it represents with notice of the filing of a statement of change.

I understand that knowingly signing a false document with the intent to file with the Arkansas Secretary of State is a Class C misdemeanor and is punishable by a fine up to $100.00 and/or imprisonment up to 30 days.

Executed this 28th day of April, 2008.

/s/ Marie Hauer, Asst. Secy	Marie Hauer
Signature and Title of Authorized Individual	Printed Name of Authorized Individual

NO FEE	CRA-CF Rev. 08/07

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